                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 9, 2006

                       SPORTS RESORTS INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    MICHIGAN
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


             2-98277C                            38-3262264
    (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


                                 951 AIKEN ROAD,
                                OWOSSO, MI 48867
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)


                                 (989) 725-8354
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                      NONE

         (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.01     NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING
              RULE OR STANDARD

         On January 9, 2006 the Company issued a press release announcing that it received notice from The Nasdaq Stock Market concerning non-compliance under Marketplace Rules 4350 (e) and 4350 (g).




ITEM 9.01     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
              AND EXHIBITS.

     (c)       Exhibits

     Exhibit No.              Description of Exhibits
     -----------              -----------------------

     99.1 Press release dated January 9, 2006 announcing that the Company received notice from The Nasdaq Stock
                           Market concerning non-compliance under Marketplace
                           Rules 4350 (e) and 4350 (g).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SPORTS RESORTS INTERNATIONAL, INC



Date:  January 10, 2006
                                            By:  /s/Gregory T. Strzynski
                                                 Gregory T. Strzynski
                                                 Chief Financial Officer

                                  Exhibit index

Exhibit No.            Description of Exhibits
-----------            -----------------------

99.1 Press release dated January 9, 2006 announcing that the Company received notice from The Nasdaq Stock Market concerning non-compliance under Marketplace Rules 4350 (e) and 4350 (g).